EXHIBIT 24.1


POWER OF ATTORNEY

     Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10K for the fiscal year ended September 30, 2003 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



         SIGNATURE                          TITLE                                       DATE
         ---------                          -----                                       ----
/s/ William P. Noglows                      Chairman of the Board                       December 9, 2003
----------------------------                President and Chief
William P. Noglows                          Executive Officer


/s/ Juan Enriquez-Cabot                     Director                                    December 9, 2003
----------------------------
Juan Enriquez-Cabot


/s/ John P. Frazee, Jr.                     Director                                    December 9, 2003
----------------------------
John P. Frazee, Jr.


/s/ H. Laurance Fuller                      Director                                    December 9, 2003
----------------------------
H. Laurance Fuller


/s/ J. Joseph King                          Director                                    December 9, 2003
----------------------------
J. Joseph King


/s/ Ronald L. Skates                        Director                                    December 9, 2003
----------------------------
Ronald L. Skates


/s/ Steven V. Wilkinson                     Director                                    December 9, 2003
----------------------------
Steven V. Wilkinson
